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                           SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant[X]

Filed by a Party other than the Registrant[_]

Check the Appropriate Box:

[X]Preliminary Proxy Statement

[_]Confidential, for Use of the Commission Only
  (as permitted by Rule 14a-6(e)(2))

[_]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           EVERGREEN VARIABLE TRUST

                               ----------------

              (NAME OF REGISTRANT AS SPECIFIED IN THEIR CHARTERS)

                           EVERGREEN VARIABLE TRUST

                               ----------------

                    (NAME OF PERSON FILING PROXY STATEMENT)

Payment of filing fee (check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)Title of each class of securities to which transaction applies:


  (2)Aggregate number of securities to which transaction applies:


  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


  (4)Proposed maximum aggregate value of transaction:


  (5)Total fee paid:


[_]Fee paid previously with preliminary material

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)Amount Previously Paid:

  (2)Form, Schedule or Registration Statement No.:

  (3)Filing Party:

  (4)Date Filed:

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




                                IMPORTANT NEWS
         FOR PERSONS INVESTED IN THE FUNDS OF EVERGREEN VARIABLE TRUST

  We encourage you to read the attached proxy statement in full; however, the following questions and answers represent some typical concerns that persons invested in the Funds might have regarding this proxy.

Q: WHY IS EVERGREEN VARIABLE TRUST SENDING ME THIS PROXY?

  Mutual funds are required to obtain shareholders' votes for certain types of changes. As a person invested in the Funds of Evergreen Variable Trust you have a right to vote on major policy decisions, such as those included here.

Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?

  There are several different proposals represented here and they are outlined in the chart at the beginning of the proxy statement.

Q: HOW WILL THE PROPOSALS AFFECT ME?

  THE REORGANIZATION OF EACH FUND OF THE TRUST INTO A CORRESPONDING SERIES OF A DELAWARE BUSINESS TRUST will provide both consistency across the Evergreen fund family and flexibility compared to their previous form of organization. In addition, Delaware law offers certain advantages for business trusts and some important protections for shareholders. See Part I of the proxy statement for more information.

  CHANGING THE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL AND CHANGING CERTAIN FUNDAMENTAL RESTRICTIONS TO NON-FUNDAMENTAL gives each Fund's investment adviser greater flexibility to respond to market, regulatory or industry changes. These reclassifications are not intended to materially alter any Fund's investment objective.

  ADOPTING STANDARDIZED INVESTMENT RESTRICTIONS ACROSS ALL FUNDS will help provide operational efficiencies and make it easier to monitor compliance with these restrictions. Standardized investment restrictions will also make it easier for the Funds to respond quickly to market, regulatory or industry developments. These changes will not substantially affect the way the Funds are currently managed.

Q: WHY IS EVERGREEN PROPOSING THESE CHANGES?

  These proposals represent some final steps we are undertaking to unify the Evergreen and Keystone fund families. Shareholders can anticipate the following benefits:

  .  A comprehensive fund family with a common risk/reward spectrum

  .  The elimination of any overlap or gaps in fund offerings

  . A user-friendly product line for both shareholders and investment professionals

  . A single location for fund information, whether you're looking up funds in the newspaper or locating a Morningstar report on the Internet

Q: HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

  The Trustees of the Trust recommend that you vote in favor of or FOR all of the proposals on the enclosed proxy card.

Q: WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

  Please call Evergreen Service Company at 800-343-2898 for additional information. Use the enclosed proxy card to record your vote of either For, Against or Abstain for each proposal, then return the card in the postpaid envelope provided.


Q: WHY ARE MULTIPLE CARDS ENCLOSED?

  If you are invested in more than one Fund of Evergreen Variable Trust, you will receive a proxy card for each Fund you own. Please sign, date and return each proxy card you receive.

                    [EVERGREEN FUNDS LOGO APPEARS HERE]

February 25, 1998

To Persons Invested in the Funds of Evergreen Variable Trust:

  I am writing to persons invested in the Funds of Evergreen Variable Trust to inform you of a special shareholder meeting to be held on April 22, 1998. Before that meeting I would like your vote on the important issues affecting your Fund(s) as described in the attached proxy statement.

  The proxy statement includes proposals relating to the reorganization of each Fund of the Trust as a series of a Delaware business trust and the adoption of standardized investment restrictions for each of the funds. These proposals are intended to provide consistency and increased flexibility throughout the Evergreen fund family. More specific information about all of the proposals is contained in the proxy statement.

  THE TRUSTEES OF THE TRUST HAVE UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMEND THAT YOU VOTE FOR ALL OF THE PROPOSALS DESCRIBED WITHIN THIS DOCUMENT.

  I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you own shares in more than one Fund. Please sign and return each card you receive.

  If we do not receive your completed proxy card(s) after several weeks, you may be contacted by representatives of Evergreen Service Company. They will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner. You may also call Evergreen Service Company directly at 800-343-2898 and vote by phone.

  Thank you for taking this matter seriously and participating in this important process.

Sincerely,

/s/  William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds

        . 201 South College Street, Suite 600 . Charlotte,
                North Carolina 28288-1195 .

                           EVERGREEN VARIABLE TRUST
                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116

                               ----------------

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 22, 1998

                               ----------------

  Notice Is Hereby Given that a Joint Special Meeting (the "Meeting") of Shareholders of each series (a "Fund") of Evergreen Variable Trust will be held at 200 Berkeley Street, 26th Floor, Boston, Massachusetts on Thursday, April 22, 1998 at 3:00 p.m., Eastern time, for the following purposes:

  1. To approve an Agreement and Plan of Conversion and Termination (the "Plan") for each Fund providing for the reorganization of the Fund as a corresponding series (a "Successor Fund") of Evergreen Variable Annuity Trust, a newly-formed Delaware business trust, and in connection therewith, the acquisition of all of the assets of each Fund in exchange for shares of the corresponding Successor Fund, and the assumption by the Successor Fund of all of the liabilities of the Fund. Each Plan also provides for the distribution of such shares of the Successor Fund to shareholders of the Fund in liquidation and subsequent termination of the Fund.

  2. To approve the proposed reclassification of the investment objective of each Fund from fundamental to nonfundamental.

  3. To approve the adoption of standardized fundamental investment restrictions by amending or reclassifying the current fundamental investment restrictions of each Fund.

  4. To transact any other business which may properly come before the Meeting or any adjournments thereof.

  The close of business on February 25, 1998 has been fixed as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournments thereof.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                          By Order of the Boards

                                          George O. Martinez
                                          Secretary

February 25, 1998

                     INSTRUCTIONS FOR EXECUTING PROXY CARD

  The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:

      REGISTRATION                       VALID SIGNATURE
      ------------                       ---------------
      Corporate Accounts
      (1) ABC Corp.                      (1) ABC Corp.
                                             John Doe, Treasurer
      (2) ABC Corp.                      (2) John Doe, Treasurer
          c/o John Doe, Treasurer
      (3) ABC Corp. Profit Sharing Plan  (3) John Doe, Trustee

      Trust Accounts
      (1) ABC Trust                      (1) Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee           (2) Jane B. Doe
          u/t/d 12/28/78

      Custodial or Estate Accounts
      (1) John B. Smith, Cust.           (1) John B. Smith
          f/b/o John B. Smith, Jr. UGMA
      (2) Estate of John B. Smith        (2) John B. Smith, Jr., Executor

                           EVERGREEN VARIABLE TRUST

      EVERGREEN VA AGGRESSIVE GROWTH FUND, EVERGREEN VA FOUNDATION FUND,
             EVERGREEN VA FUND, EVERGREEN VA GLOBAL LEADERS FUND,
    EVERGREEN VA GROWTH AND INCOME FUND, EVERGREEN VA STRATEGIC INCOME FUND

                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116

                               ----------------

                                PROXY STATEMENT
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                                APRIL 22, 1998

                               ----------------

  This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Evergreen Variable Trust (the "Trust") and its above-named Funds for the joint special meeting of shareholders to be held at 200 Berkeley Street, 26th Floor, Boston, Massachusetts on Thursday, April 22, 1998 at 3:00 p.m., Eastern time, and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on February 25, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card(s) are first being mailed to shareholders on or about March 2, 1998.

  The shares of the Trust entitled to vote at the Meeting are issued in six separate series representing one or more investment portfolios, each of which is referred to herein as a "Fund." As used in this proxy statement, the Trust's board of trustees is referred to as the "Board."

                SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE

PROPOSAL 1. REORGANIZATION OF EACH FUND

                                                FUNDS FOR WHICH SHAREHOLDER VOTE IS
   MATTER REQUIRING SHAREHOLDER VOTE            REQUIRED
   ---------------------------------            -----------------------------------
   Approval of an Agreement and Plan of         All Funds
   Conversion and Termination (the "Plan") for
   each Fund providing for the reorganization
   of the Fund as a corresponding series (a
   "Successor Fund") of the Evergreen Variable
   Annuity Trust, a newly-formed Delaware
   business trust, and in connection
   therewith, the acquisition of all of the
   assets of the Fund in exchange for shares
   of the Successor Fund, and the assumption
   by the Successor Fund of all of the
   liabilities of the Fund. Each Plan also
   provides for the distribution of such
   shares of the Successor Fund to
   shareholders of the Fund in liquidation and
   subsequent termination of the Fund

PROPOSAL 2. RECLASSIFICATION OF INVESTMENT OBJECTIVE OF THE FUNDS FROM
            FUNDAMENTAL TO NONFUNDAMENTAL

                                                FUNDS FOR WHICH SHAREHOLDER VOTE IS
   MATTER REQUIRING SHAREHOLDER VOTE            REQUIRED
   ---------------------------------            -----------------------------------
   Reclassification of the Investment           All Funds
   Objective of Certain Funds from Fundamental
   to Nonfundamental

PROPOSAL 3. CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

 Standardization of Fundamental Investment Restrictions (Proposals 3A-3H)

   MATTER REQUIRING SHAREHOLDER VOTE            FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
   ---------------------------------            --------------------------------------------
   3A.Diversification of Investments            All Funds
   3B.Concentration of Fund's Assets in a Par-  All Funds
      ticular Industry
   3C.Issuance of Senior Securities             All Funds
   3D.Borrowing                                 All Funds
   3E.Underwriting                              All Funds
   3F.Investment in Real Estate                 All Funds
   3G.Commodities                               All Funds
   3H.Lending                                   All Funds

 Reclassification of Other Fundamental Restrictions of the Funds as Nonfundamental (Proposal 3I)

   MATTER REQUIRING SHAREHOLDER VOTE           FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
   ---------------------------------           --------------------------------------------
   3I. (See current fundamental restrictions   All Funds
     shown by an "R" in Exhibit C)

                                    PART I

                   PROPOSAL 1 -- THE PROPOSED REORGANIZATION
              OF THE FUNDS AS SERIES OF A DELAWARE BUSINESS TRUST

OVERVIEW

  At the Meeting, the shareholders of each Fund will be asked to approve an Agreement and Plan of Conversion and Termination (the "Plan"), which provides for the reorganization (the "Reorganization") of each Fund into a corresponding series (each a "Successor Fund," and collectively the "Successor Funds") of Evergreen Variable Annuity Trust, a newly formed Delaware business trust (the "Successor Trust"). The Reorganizations are part of an overall restructuring of the Evergreen Family of Funds. The restructuring involves, among other components, the Reorganizations, the reclassification of the Funds' investment objectives from "fundamental" (i.e., changeable by shareholder vote only) to "nonfundamental" (i.e., changeable by vote of the Trustees), the adoption of standardized fundamental investment restrictions, the reclassification of certain investment restrictions from fundamental to nonfundamental, and the amendment of fundamental investment objectives and policies of the Funds. The reclassification of investment objectives, the adoption of standardized investment restrictions and the reclassification of certain investment restrictions are discussed in Part II of this proxy statement. The amendment of fundamental investment objectives and policies of the Funds are discussed in Part III of this proxy statement. The intended result of the overall restructuring is to produce a more integrated mutual fund complex with the potential for greater operational efficiencies.

THE FUNDS

  Shares of the Funds are sold only to (a) separate accounts funding variable annuity and variable life insurance contracts issued by life insurance companies; and (b) qualified pension and retirement plans.

  Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union National Bank ("FUNB"), which in turn is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States, serves as investment adviser to Evergreen VA Fund, Evergreen VA Growth and Income Fund, Evergreen VA Foundation Fund and Evergreen VA Global Leaders Fund. The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company ("Lieber"), as described below, provides certain investment subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the above-named Funds.

  Keystone Investment Management Company ("Keystone") serves as investment adviser to Evergreen VA Strategic Income Fund. Keystone succeeded on December 11, 1996 to the advisory business of a corporation with the same name, but under different ownership, which has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is an indirect, wholly-owned subsidiary of FUNB.

  The Capital Management Group of FUNB ("CMG") serves as investment adviser to Evergreen VA Aggressive Growth Fund.

  First Union is headquartered in Charlotte, North Carolina, and had over $140 billion in consolidated assets as of December 31, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. Evergreen Asset, Keystone and the CMG manage or otherwise oversee the investment of over $75 billion in assets belonging to a wide range of clients, including the Funds and the various mutual funds in the Evergreen family of funds.

  Evergreen Asset, Keystone and the CMG manage each Fund's investments, provide various administrative services, and supervise each Fund's daily business affairs, subject to the authority of the Trustees of the Trust.

  Evergreen Asset has entered into sub-investment advisory arrangements with Lieber & Company with respect to Evergreen VA Fund, Evergreen VA Growth and Income Fund, Evergreen VA Foundation Fund and Evergreen VA Global Leaders Fund which arrangements provide that Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to the Funds for the services provided by Lieber & Company. It is contemplated that Lieber & Company will, to the extent practicable, effect substantially all of the portfolio transactions for these Funds on the New York and American Stock Exchanges. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is [an indirect, wholly-owned, subsidiary of First Union.

  Evergreen Investment Services, Inc. ("EIS") serves as administrator to each Fund and is entitled to receive a fee based on the average daily net assets of the Funds at a rate based on the total assets of the mutual funds administered by EIS for which Evergreen Asset, Keystone or the CMG also serve as investment adviser. BISYS Fund Services, an affiliate of Evergreen Distributor, Inc., distributor for the Evergreen Family of Funds, serves as subadministrator to the Funds and is entitled to receive a fee from each Fund calculated on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by EIS for which FUNB affiliates also serve as investment adviser.

  The Funds were organized to serve as investment vehicles for (a) separate accounts funding variable annuity ("VA") and variable life insurance ("VLI") contracts issued by certain life insurance companies ("Participating Insurance Companies"); and (b) qualified pension and retirement plans (the "Plans"). As used herein, the term participants refers to persons holding the VA and VLI contracts described above. Shares of each Fund are sold at net asset value to the separate accounts of the Participating Insurance Companies and to the Plans. All investments in the Trust are credited to the shareholder account in the form of full or fractional shares of the designated Fund(s) (rounded to the nearest 1/1000th of a share). The Participating Insurance Companies and the Plans hold all of the shares of each Fund and will vote such shares in accordance with instructions received in the same proportion as to which instructions are received. Participants should consider themselves shareholders of the Funds for purposes of this Proxy Statement.

SELECTION OF DELAWARE BUSINESS TRUST FORM OF ORGANIZATION

  On September 16 and 17, 1997, the Board of the Trust unanimously approved a proposal by Evergreen Asset, Keystone and the CMG to reorganize the Funds as separate series of the Successor Trust. The Trust is currently organized as a Massachusetts business trust. The principal reason for reorganizing the Funds in Delaware is the availability of certain advantages of Delaware law with respect to business trusts. The Delaware Business Trust Act (the "Delaware Act") has been specifically drafted to accommodate the unique governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument of a Delaware business trust.

  Under the Delaware Act, a shareholder of a Delaware business trust is entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in Massachusetts. As a result, Delaware law is generally considered to afford additional protection against potential shareholder liability to shareholders than Massachusetts trusts. See "Certain Comparative Information About the Trust and the Successor Trust-- Shareholder Liability" below. Similarly, Delaware law provides that, should a Delaware trust issue multiple series of shares, each series shall not be liable for the debts of another series, another potential, though remote, risk in the case of other business trusts.

  Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Thus, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

  There are other advantages that may be afforded by a Delaware business trust. Under Delaware law, the Successor Funds will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate a Successor Trust, to merge or consolidate it with another entity, to cause each series to become a separate trust, and to change the Successor Trust's domicile without a shareholder vote. This flexibility could help to assure that the Successor Trust operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues.

DESCRIPTION OF THE REORGANIZATIONS

  The detailed terms and conditions of each Reorganization are contained in the Plan applicable to each Fund. The information in this proxy statement with respect to each Plan is qualified in its entirety by reference to, and made subject to, the complete text of the form of the Plan, a copy of which is attached to this proxy statement as Exhibit A.

  It is anticipated that each of the Funds will participate in the Reorganization and that the Reorganization, if approved by the shareholders of each Fund, will be effected contemporaneously as to each Fund. If shareholders of one or more of the Funds do not approve the Reorganization, that Fund will continue as currently organized, but each other Fund that has received shareholder approval may nevertheless implement the Reorganization.

  If the shareholders of a Fund approve the Reorganization and the conditions of the Reorganization are satisfied, all of the assets and liabilities of that Fund will be transferred to the corresponding Successor Fund and each shareholder of the Fund will receive shares of the corresponding Successor Fund (the "New Shares"). The New Shares of each Successor Fund will be issued to the corresponding Fund in consideration of the transfer to the Successor Fund by the corresponding Fund of all assets and liabilities of the corresponding Fund. Immediately thereafter, each Fund will liquidate and distribute the New Shares to its shareholders. New Shares will be issued on a class by class basis, so that shareholders will receive New Shares of the same class as the class of shares issued by the Fund. As a result of the Reorganization, each shareholder will receive, in exchange for his or her Fund shares, New Shares with a total net asset value equal to the total net asset value of the shareholder's Fund shares immediately prior to the consummation of the Reorganization.

  If approved by shareholders of a Fund, it is currently contemplated that the Reorganization will become effective as to that Fund on or about the opening of business on May 1, 1998. However, a Reorganization may become effective at another time and date should the Meeting be adjourned to a later date or should any other condition to the Reorganization not be satisfied at that time. Notwithstanding prior shareholder approval, the Plan of Reorganization may be terminated as to any Fund at any time prior to its implementation by the mutual agreement of the parties thereto.

THE SUCCESSOR TRUST

  The Successor Trust was established pursuant to an Agreement and Declaration of Trust (the "Master Trust Agreement") under the laws of the State of Delaware. The Successor Trust is organized as a "series company" as that term is used in Rule 18f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Successor Trust consists of Successor Funds of the same asset class.

  The Board of the Successor Trust is comprised of all of the individuals who currently serve as trustees of the Trust and nine additional trustees. Accordingly, different trustees will have ultimate responsibility for the oversight and management of the Successor Funds subsequent to the Reorganizations. The Trustees of the Successor Trust are Laurence B. Ashkin, Charles A. Austin III, K. Dun Gifford, James S. Howell, Leroy Keith, Jr., Gerald M. McDonnell, Thomas L. McVerry, David M. Richardson, Russell A. Salton III, Michael S. Scofield, Richard J. Shima, and William W. Pettit.

  The Successor Trust is authorized to issue shares divisible into an indefinite number of different series. The interests of investors in the various series of the Successor Trust will be separate and distinct. All consideration received for the sales of shares of a particular series of the Successor Trust, all assets in which such consideration is invested, and all income, earnings and profits derived from such investments, will be allocated to that series. The Master Trust Agreement of the Successor Trust provides that the Board of Trustees of the Successor Trust may: (i) establish one or more additional series thereof; (ii) issue the shares of any series in any number of classes; (iii) issue shares of a series to different groups of investors; and (iv) convert a series into a pooled fund structure, without any further action by the shareholders of the Successor Trust. The Successor Trust will not engage in any activities prior to the Reorganization with respect to the Successor Funds, except as may be required in connection with effecting the Reorganization.

  The Master Trust Agreement of the Successor Trust provides for shareholder voting only for the following matters: (a) the election or removal of Trustees as provided in the Master Trust Agreement; and (b) with respect to such additional matters relating to the Successor Trust as may be required by (i) applicable law, (ii) any by-laws adopted by the Trustees, or (iii) as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more of the affected series (or affected classes of a series) of the Successor Trust, while others will require a vote of the Successor Trust's shareholders as a whole.

  All shares of all series vote together as a single class for the election or removal of Trustees of the Successor Trust with each having one vote for each share, regardless of series. See "Certain Comparative Information About the Trust and the Successor Trust--Voting Rights" below.

  As required by the 1940 Act, shareholders of each series of the Successor Trust, voting separately, will have the power to vote at special meetings for, among other things, changes in fundamental investment restrictions applicable to such series, approval of any new or amended investment advisory or investment sub-advisory agreement, and certain other matters that affect the shareholders of that series. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees of the Successor Trust.

CERTAIN COMPARATIVE INFORMATION ABOUT THE TRUST AND THE SUCCESSOR TRUST

  As a Delaware business trust, the Successor Trust's operations will be governed by the Master Trust Agreement and applicable Delaware law, rather than by the Trust's current Declaration of Trust (the "Charter"), and the law of the Commonwealth of Massachusetts. As discussed below, certain of the differences between the Trust and the Successor Trust derive from provisions of the Successor Trust's Master Trust Agreement and By-laws. Shareholders entitled to vote at the Meeting may obtain a copy of the Successor Trust's Master Trust Agreement and By-laws, without charge, upon written request to the Funds at the address on the cover page of this proxy statement.

  Capitalization. The beneficial interests in each Successor Trust are issued as transferable shares of beneficial interest, $.001 par value per share. The Master Trust Agreement permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series or classes thereof, all without shareholder approval. Each share of a Successor Trust series represents an equal proportionate interest in the assets and liabilities belonging to that series (or class) as declared by the Board of Trustees. The Trust is authorized to divide its shares into an unlimited number of series, and the Trustees of the Trust are empowered to establish other classes. The Trust has the authority to issue an unlimited number of transferable shares of beneficial interest.

  Amendments to Governing Instrument. Generally, the provisions of the Master Trust Agreement of the Successor Trust may be amended without shareholder approval so long as such amendment is not in contravention of applicable law, by an instrument in writing signed by a majority of the then Trustees of the Successor Trust (or by an officer of the Successor Trust pursuant to the vote of a majority of such Trustees). Under the Master Trust Agreement of the Successor Trust, except as provided by applicable law, a quorum is 25% of the shares entitled to vote. The quorum requirement of the Trust is currently 50% of the shares entitled to vote. The affirmative vote of a majority of the shares entitled to be cast is generally required to amend the Charter (unless otherwise specifically required by other law, including the 1940 Act).

  Voting Rights. The Charter generally provides that a special meeting of shareholders for the purpose of considering the removal of a person serving as a Trustee of the Trust shall be called upon the written request of shareholders representing 10% of the outstanding shares. The By-laws of the Successor Trust provide that, to the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of any Trustee shall be called promptly by the Trustees upon the written request of Shareholders holding at least 10% of the outstanding shares of the Successor Trust entitled to vote. Like the Trust, a Successor Trust will not be required to hold annual meetings of its shareholders and, at this time, does not intend to do so. The record date for determining shareholders who are entitled to notice of, and to vote at, a shareholders' meeting is subject to the discretion of the Board but may not be more than 60 days preceding the scheduled meeting date under the Charter. Under the By-laws of the Successor Trust the record date may not be more than 90 days nor less than 10 days preceding the scheduled meeting date.

  The Master Trust Agreement provides for shareholder voting in certain circumstances. See "The Successor Trust" above. Shareholders of the Trust generally have the power to vote with respect to the election of Trustees, the removal of Trustees, the approval or termination of any investment advisory or management agreement, certain amendments to the Charter, whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust to the same extent as shareholders of a corporation, and with respect to certain other actions, such as a transfer of all or substantially all of the Trust's assets or the dissolution of the Trust.

  A Trustee of the Successor Trust may be removed at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Successor Trust. The Charter permits removal of a Trustee by action of at least two-thirds of the other Trustees.

  The Master Trust Agreement provides that a majority of the shares voted at a meeting at which a quorum is present shall decide any questions and that a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Master Trust Agreement or the By-laws of the Successor Trust. Similar requirements apply to the Trust. Shareholders of the Successor Trust are not required to approve the termination or reorganization of the Successor Trust. Unlike the Master Trust Agreement of the Successor Trust, the Charter requires that any termination or reorganization of a Fund must be approved by the vote of a majority of the outstanding voting shares of such Fund.

  Under the Master Trust Agreement, each share of a Successor Fund is entitled to one vote for each share of beneficial interest. Under the current voting provisions governing the Funds each share of beneficial interest is entitled to one vote, regardless of the specific Fund it represents. Under the Trust's Charter and applicable law, a matter affecting only one Fund is voted on only by that Fund. Generally, the Charter further provides that, where required by law or applicable regulation, certain matters will be voted on separately by each Fund. In all other matters, all Funds vote together as a group.

  Shareholder Liability. Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that a Successor Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Master Trust
Agreement: (i) provides that any written obligation of the Successor Trust may contain a statement that such obligation may only be enforced against the assets of the Successor Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (ii) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the Successor Trust. Accordingly, the risk of a shareholder of the Successor Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Successor Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Successor Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Successor Trust is remote.

  Shareholders of the Trust, as it is organized as a Massachusetts business trust, may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the trust. However, the Charter contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Trust or the trustees of the Trust. The Charter also provides for indemnification out of the property of the trust.

  Liability and Indemnification of Trustees. Under the Master Trust Agreement of each Successor Trust, a Trustee is liable to the Successor Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of the duties of a Trustee. Trustees and officers of the Successor Trust are entitled to be indemnified for the expenses of litigation against them except with respect to any matter as to which it has been determined that such person: (i) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Successor Trust; or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and (iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful, such determination to be based upon the outcome of a court action or administrative proceeding or a reasonable determination, following a review of the facts, by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. The Successor Trust may also advance money to any Trustee or officer involved in a proceeding discussed above provided that the Trustee or officer undertakes to repay the Successor Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met. It is currently the view of the staff of the Securities and Exchange Commission ("SEC") that to the extent that any provisions such as those described above are inconsistent with the 1940 Act, the provisions of the 1940 Act may preempt the foregoing provisions.

  The Charter generally provides that its Trustees shall not be liable to the Trust or its shareholders, except for the Trustees' acts of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of their office. The Charter generally also provides that Trustees and officers of the Trust will be indemnified against liability and expenses of litigation against them unless their conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

  Right of Inspection. The By-laws of the Trust generally provide that no shareholder shall have the right to inspect the books of account and stock ledger of the Trust except as conferred by law, the By-laws, or as authorized by the Board of the Trust or a resolution of shareholders. The By-laws of the Successor Trust provide that no shareholder of the Successor Trust shall have any right to inspect any account or book or document of the Successor Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.

  The foregoing is only a summary of certain of the differences between the governing instruments and laws generally applicable to the and the Successor Trust. It is not a complete list of differences. Shareholders should refer directly to the provisions of the governing instruments and applicable law for more complete information.

CURRENT AND SUCCESSOR ADVISORY AND SUBADVISORY AGREEMENTS

  As a result of the Reorganizations, each Successor Fund will be subject to a new investment advisory agreement (the "Successor Advisory Agreement") between the Successor Trust on behalf of the Successor Fund and the current investment adviser of the corresponding Fund. Each Fund as to which Lieber provides investment subadvisory services through Evergreen Asset will be subject to a new investment subadvisory agreement (the "Successor Subadvisory Agreement") between Evergreen Asset and Lieber. Since each Fund currently receives substantially identical services, each Successor Advisory Agreement has been standardized with the fee schedules being the only variant. The current investment advisory agreement of each Fund (the "Current Advisory Agreement") is similar in many respects to the Successor Advisory Agreement. Except as noted below, the Successor Advisory Agreement contains the material terms of the Current Advisory Agreement. Each Successor Subadvisory Agreement is identical in all material respects to the current investment subadvisory agreements between Evergreen Asset and Lieber. Most importantly, the rate at which fees are required to be paid by each Fund for investment advisory and investment subadvisory services, as a percentage of average daily net assets, will remain the same.

  The following summarizes certain aspects of the Current Advisory Agreement and the Successor Advisory Agreement of each Fund.

  Brokerage Transactions. The Successor Advisory Agreement sets forth specific terms as to brokerage transactions and the investment adviser's use of broker-dealers. For example, the investment adviser will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being most favorable to the Successor Funds. In assessing the best overall terms available for any transaction, the investment adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Successor Advisory Agreement also specifically states that the investment adviser is entitled to rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which permits an investment adviser to have its client, including an investment company, pay more than the lowest available commission for executing a securities trade in return for research services and products. The Current Advisory Agreement of each of the Funds does not specify the standards to be used in the selection of brokers or refer to the provisions of Section 28(e) of the 1934 Act.

  Expenses. Each Successor Advisory Agreement provides that the investment adviser is required to pay or reimburse the Successor Fund for (i) the compensation (if any) of the Trustees who are affiliated with the investment adviser or with its affiliates, or with any adviser retained by the investment adviser, and of all officers of the Successor Fund, and (ii) all expenses of the investment adviser incurred in connection with its services thereunder. The substance of the Current Advisory Agreement of each Fund is the same as the Successor Advisory Agreement, except that affiliated Trustees are not required to serve at the investment adviser's cost.

  Liability and Indemnification. Each Successor Advisory Agreement provides that the investment adviser shall have no liability in connection with rendering services thereunder, other than liabilities resulting from the adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Current Advisory Agreements for the Funds have different provisions.

  Neither the Current Advisory Agreement nor the Successor Advisory Agreement provides for indemnification of the Adviser. The Successor Advisory Agreement does not contain provisions indemnifying the investment adviser.

  Amendments. The Current Advisory Agreement and each Successor Advisory Agreement provides that only amendments of substance require shareholder approval.

CURRENT AND SUCCESSOR ADMINISTRATIVE ARRANGEMENTS

  The administrative arrangements described under "The Funds" above will in all material respects, remain the same. Most importantly, the rate at which fees are required to be paid by each Fund for administrative services, as a percentage of average daily net assets, will remain the same.

CERTAIN VOTES TO BE TAKEN PRIOR TO THE REORGANIZATIONS

  Prior to the Reorganizations, [NAME OF INSIDE SHAREHOLDER TO COME], will own a single outstanding share of the corresponding Successor Fund. The purpose of the issuance by each Fund of this nominal share prior to the effective time of the Reorganization is to enable the Successor Trust to eliminate the need to incur the additional expense by a Successor Trust of having to hold a separate meeting of shareholders of the Successor Funds in order to comply with certain shareholder approval requirements of the 1940 Act.

INVESTMENT OBJECTIVES AND RESTRICTIONS

  Each Successor Fund will have the same investment objective(s) as the corresponding Fund except that, if Proposal 2 in this proxy statement is approved by shareholders, the Successor Fund's investment objective(s) will not be considered "fundamental". As a result, a Successor Fund's investment objective(s) could be changed by its Trustees, without shareholder approval, after prior notice to shareholders. The investment objective(s) of certain Funds are proposed to be amended as described in Part III of this proxy statement. The investment restrictions of each Fund are proposed to be changed as described in Part II below.

  Except as described in Parts II and III below, the investment advisers do not presently intend to change in any material way for the Successor Funds the investment strategy or operations employed for the Funds.

FEDERAL INCOME TAX CONSEQUENCES

  It is anticipated that the transactions contemplated by the Plan of Reorganization will be tax-free. Sullivan & Worcester LLP, counsel to the Funds, has informed the Board that if substantially all of the assets and liabilities of the Funds are transferred to the corresponding Successor Funds, it will issue an opinion that a Reorganization will not give rise to the recognition of income, gain or loss to the Fund, the Successor Fund, or shareholders of the Fund for federal income tax purposes pursuant to sections 361, 1032(a) and 354(a)(1), respectively, of the Internal Revenue Code of 1986, as amended. Such opinion will be based upon customary representations of the Trust and the Successor Trust and certain customary assumptions. The receipt of such an opinion is a condition to the consummation of each Reorganization.

  A shareholder's adjusted basis for tax purposes in shares of the Successor Fund after the Reorganization will be the same as the shareholder's adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period for the shares of the Successor Fund received in the Reorganization will include a shareholder's holding period for shares of the Fund (provided that the shares of the Fund were held as capital assets on the date of the Reorganization). Shareholders should consult their own tax advisers with respect to the state and local tax consequences of the proposed transaction.

REORGANIZATION EXPENSES

  The expenses of the Reorganization will be borne by the Funds. The current Trustees of the Funds, including those Trustees not continuing to serve as Trustees of the Successor Trust, will retain their ability to make claims under their existing directors and officers insurance policy for a period of three years following the consummation of the Reorganization.

APPRAISAL RIGHTS

  Neither the applicable Charter nor Massachusetts law grants shareholders of any mutual fund organized as a Massachusetts business trust any rights in the nature of appraisal or dissenters' rights with respect to any action upon which such shareholders may be entitled to vote.

RECOMMENDATION OF TRUSTEES

  The Trustees of the Trust requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate the Plan of Reorganization. The Trustees reviewed the potential benefits associated with the proposed Reorganization and adoption of the proposed Master Trust Agreement. In this regard, the Trustees considered: (i) the potential disadvantages which apply to operating the Funds under their current form of organization; (ii) the advantages which apply to operating the Successor Funds as series of Delaware business trusts; (iii) the advantages of adopting the new Master Trust Agreements under Delaware law; and (iv) the expected federal tax consequences to the Funds, the Successor Funds and shareholders resulting from the proposed Reorganization, and the likelihood that no recognition of income, gain or loss for shareholders will occur as a result thereof.

  At the meetings of the Board called for the purpose on September 16 and 17, 1997, the Board of each Registrant voted to approve the proposed Plan of Reorganization and determined that participation in the Reorganization is in the best interests of each Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization.

REQUIRED VOTE TO BE REVISED

  The affirmative vote of the holders of a majority of the shares of a Fund present and entitled to vote on the Proposal at the Meeting is required to approve the Reorganization. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of a Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are presented or represented by Proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

  THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 1.

                                    PART II

   PROPOSAL 2 -- RECLASSIFICATION FROM FUNDAMENTAL TO NONFUNDAMENTAL OF THE
                       INVESTMENT OBJECTIVE OF EACH FUND

RECLASSIFICATION OF FUNDAMENTAL INVESTMENT OBJECTIVES AS NONFUNDAMENTAL

  Under the 1940 Act, a Fund's investment objective is not required to be classified as "fundamental." A fundamental investment objective may be changed only by vote of a Fund's shareholders. In order to provide each Fund's investment adviser with enhanced investment management flexibility to respond to market, industry or regulatory changes, the Trustees of the Trust have approved the reclassification from fundamental to nonfundamental of each Fund's investment objective. A nonfundamental investment objective may be changed at any time by the Trustees of a Fund without approval by the Fund's shareholders.

  For a complete description of the investment objective(s) of your Fund(s), please consult your Fund(s)' prospectuses. The reclassification from fundamental to nonfundamental will not alter any Fund's investment objective. If at any time in the future, the Trustees of the Successor Trust approve a change in a Successor Fund's nonfundamental investment objective, shareholders of such Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, shareholders would not be asked to approve such change.

  If the reclassification of any Fund's investment objective from fundamental to nonfundamental is not approved by shareholders of a particular Fund, such Fund's investment objective will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in investment objective.

RECOMMENDATION OF TRUSTEES

  The Trustees of the Trust have considered the enhanced management flexibility to respond to market, industry or regulatory changes that would accrue to the Funds' investment advisers if each Fund's fundamental investment objectives were reclassified as nonfundamental.

  At the meeting of the Trustees called for the purpose on September 16 and 17, 1997, the Trustees of the Trust each voted to approve the reclassification of the investment objective of each Fund currently classified as fundamental to nonfundamental.

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the outstanding voting securities of a Fund is required to approve the reclassification of a Fund's investment objective from fundamental to nonfundamental. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of a Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 2.

                     PROPOSAL 3 -- CHANGES TO FUNDAMENTAL
                            INVESTMENT RESTRICTIONS

ADOPTION OF STANDARDIZED INVESTMENT RESTRICTIONS (PROPOSALS 3A-3H)

  The primary purpose of Proposals 3A through 3H is to revise and standardize the Funds' fundamental investment restrictions (the "Restrictions"). The Trustees have concurred with the Funds' investment advisers' efforts to analyze the fundamental and nonfundamental investment restrictions of the Funds and, where practicable and appropriate to a Fund's investment objective and policies, propose to shareholders adoption of standardized Restrictions.

  It is not anticipated that any of the changes will substantially affect the way the Funds are currently managed. These proposals are being presented to shareholders for approval because it is believed that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with the Restrictions. Because the proposed standardized fundamental Restrictions in general are phrased more broadly than the Funds' current fundamental Restrictions, the Funds will be able to respond more expeditiously to changed market, industry or regulatory developments. Set forth below, as sub-sections of this Proposal, are general descriptions of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the proxy card enclosed with this proxy statement.

  A listing of the proposed standardized fundamental Restrictions to be adopted by each Fund is set forth in Exhibit B to this proxy statement. A listing of the current fundamental Restrictions of each Fund is set forth in Exhibit C. Exhibit C contains an index to assist you in locating the page(s) at which your Fund(s)' current fundamental Restrictions are described. Those fundamental Restrictions that you are being requested to vote to standardize are shown in Exhibit C by an "S", which stands for "To be Standardized." If a particular change is not approved by shareholders of a Fund, the current fundamental Restriction will remain in place.

  The discussions below are general. To compare your Fund's current fundamental Restriction to the proposed changed fundamental Restriction, please refer to Exhibit C.

  Many of the Funds' current Restrictions are accompanied by descriptive language. Such descriptive language should not be read as part of the fundamental Restriction. To the extent such descriptive language in a current Restriction does not conflict with the language in a proposed Restriction, the language will be retained but will not be considered fundamental and, as such, may be changed by the Trustees without a further shareholder vote.

  If approved by shareholders, the revised fundamental Restrictions described in Proposals 3A through 3H will remain fundamental and, as such, cannot be changed without a further shareholder vote. If a proposed standardized fundamental Restriction is not approved by shareholders of a particular Fund, the current Restriction will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in the Restriction.

RECLASSIFICATION OF FUNDAMENTAL RESTRICTIONS AS NONFUNDAMENTAL (PROPOSAL 3I)

  The reclassification from fundamental to nonfundamental of certain of the Funds' other current fundamental Restrictions will enhance the ability of the Funds to achieve their respective investment objectives because of the greater investment flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

RECOMMENDATION OF TRUSTEES

  The Trustees of the Trust have reviewed the potential benefits associated with the proposed standardization of the Funds' fundamental Restrictions (Proposals 3A through 3H below) as well as the potential benefits associated with the reclassification of certain of the Funds' other fundamental Restrictions to nonfundamental (Proposal 3I).

  At the meeting of the Trustees called for the purpose on September 16 and 17, 1997, the Trustees of the Trust voted to approve the proposed standardization of the Funds' fundamental Restrictions (Proposals 3A through 3H below) and the reclassification from fundamental to nonfundamental of certain of the Funds' other fundamental Restrictions (Proposal 3I below).

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the outstanding voting securities of a Fund is required to standardize the language of the Funds' fundamental Restrictions (Proposals 3A through 3H) and to approve the reclassification of other fundamental Restrictions to nonfundamental (Proposal
3I). Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of a Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

  THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 3.

PROPOSAL 3A: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING DIVERSIFICATION OF INVESTMENTS

DIVERSIFIED FUNDS

  The current fundamental Restriction of the Funds concerning diversification of investments provides generally that a Fund cannot purchase the securities of an issuer if the purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Fund's portfolio. Most Funds apply this limitation to 75% of their total assets. It is proposed that shareholders approve new language standardizing this Restriction.

  The Funds have elected to be "diversified" open-end management investment companies under the 1940 Act, which requires the 5% of assets and 10% of outstanding voting securities tests described above to apply to 75% of the total assets of the Fund.

  The amendment of this fundamental Restriction will allow the Funds to respond more quickly to changes of that standard, as well as to other legal, regulatory, and market developments without the delay or expense of a shareholder vote. Adoption of this change is not expected to materially affect the operation of the Funds.

  No Fund is changing its current classification. As proposed, each Fund's fundamental Restriction regarding diversification will be replaced with the following fundamental Restriction:

     "The Fund may not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940."

PROPOSAL 3B: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING CONCENTRATION OF
           A FUND'S ASSETS IN A PARTICULAR INDUSTRY

  The Funds currently have a fundamental Restriction concerning the concentration of investments in a particular industry. The staff of the SEC takes the position that a mutual fund "concentrates" its investments in a particular industry if more than 25% of the mutual fund's assets (exclusive of cash and U.S. government securities) are invested in the securities of issuers in such industry. The Restrictions generally embody the SEC staff interpretation by stating that a Fund will not concentrate its investments in a particular industry by investing more than 25% of its assets, exclusive of cash and U.S. government securities, in securities of issuers in any one industry.

  Shareholders of the Funds are being requested to approve an amendment of the foregoing fundamental Restriction. As proposed, each Fund's current fundamental Restriction regarding concentration of the Fund's assets in a particular industry will be replaced by the following fundamental Restriction:

     "The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities)."

  The primary purpose of the proposed amendment is to adopt insofar as possible a standardized Restriction regarding concentration.

PROPOSAL 3C: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING THE ISSUANCE OF
   SENIOR SECURITIES

  The Funds' current fundamental Restrictions regarding the issuance of senior securities generally state that a Fund shall not issue any senior security or state the criteria under which a security is deemed not to be a senior security.

  It is proposed that shareholders approve replacing the Funds' current fundamental Restrictions concerning the issuance of senior securities with the following fundamental Restriction governing the issuance of senior securities:

     "Except as permitted under the Investment Company Act of 1940, the Fund may not issue senior securities."

  The primary purpose of this proposed change is to standardize the Funds' fundamental Restriction regarding senior securities.

  The proposed fundamental Restriction clarifies that the Funds may issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally an obligation of a Fund which has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders. The 1940 Act generally prohibits open-end investment companies (i.e., mutual funds) from issuing any senior securities; however, under current SEC staff interpretations, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction that obligates a Fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. Funds would engage in transactions that could be considered to involve "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

  Adoption of the proposed fundamental Restriction concerning senior securities is not expected to materially affect the operation of the Funds. However, adoption of a standardized fundamental Restriction will facilitate investment compliance efforts on behalf of the Funds and will allow the Funds to respond to legal, regulatory and market developments which may make the use of permissible senior securities advantageous to the Funds and their shareholders.

PROPOSAL 3D: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING BORROWING

  Generally, the Funds' current fundamental Restrictions concerning borrowing state that a Fund shall not borrow money except in an amount not in excess of 5% of the total assets of the Fund, and then only for emergency and extraordinary purposes, which shall not prohibit escrow and collateral arrangements in connection with investment in financial futures contracts and related options. Some Funds have more broad borrowing authority. When reviewing your Fund(s)' policies on borrowings as set forth in Exhibit C, you should also review your Fund(s)' policies on the issuance of senior securities since the topics are interrelated.

  In general, under the 1940 Act, a Fund may not borrow money, except that (i) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies, as such policies may be set forth in its prospectus and statement of additional information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

  It is proposed that shareholders approve replacing the Funds' current fundamental Restrictions regarding borrowing with the following fundamental
Restriction:

     "The Fund may not borrow money, except to the extent permitted by applicable law."

  If the proposal is approved, the Funds will disclose that they will not engage in leveraging.

  The primary purpose of the proposed change to the fundamental Restriction concerning borrowing is to standardize the Restriction.

  Adoption of the proposed Restriction is not currently expected to materially affect the operations of the Funds. However, many of the Funds' current Restrictions restrict borrowing to a lower percentage of total assets than the 33 1/3% permitted under the 1940 Act. The proposed Restriction therefore would allow a Fund to purchase a security while borrowings representing more than 5% of total assets are outstanding. While the Funds have no current intention to purchase securities while borrowings representing more than 5% of total assets are outstanding, the flexibility to do so may be beneficial to a Fund at a future date.

PROPOSAL 3E: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING UNDERWRITING

  Each Fund is currently subject to a fundamental Restriction concerning underwriting. The Restrictions generally provide that a Fund shall not underwrite any securities. It is proposed that shareholders approve replacing the current fundamental Restriction with the following fundamental Restriction concerning underwriting:

     "The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities."

  The primary purpose of the proposed change is to clarify that the Funds are not prohibited from selling securities if, as a result of the sale, the Funds would be considered underwriters under the federal securities laws. It is also intended to standardize the Funds' fundamental Restrictions regarding underwriting. While the proposed change will have no current impact on the Funds, adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

PROPOSAL 3F: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING INVESTMENT IN REAL ESTATE

  The Funds currently have a fundamental Restriction concerning the purchase of real estate. In general, the Restrictions state that a Fund shall not purchase or sell real estate. In the opinion of management, this Restriction does not currently preclude investment in securities of issuers that deal in real estate.

  As proposed, the Funds' current fundamental Restrictions will be replaced by the following fundamental Restriction which will govern future purchases and sales of real estate:

     "The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate."

  The primary purpose of the proposed amendment is to clarify the types of securities in which the Funds are authorized to invest and to standardize the Funds' fundamental Restriction concerning real estate.

  The proposed fundamental Restriction would make it explicit that each of the Funds may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Any investments in these securities are, of course, subject to the Fund's investment objective and policies and to other limitations regarding diversification and concentration.

  To the extent that a Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

  While the proposed change will have no current impact on the Funds, adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

PROPOSAL 3G: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING COMMODITIES

  The Funds currently are subject to various fundamental Restrictions that generally provide that a Fund shall not purchase or sell commodities or commodity contracts, except that certain Funds may, for hedging purposes, buy or sell financial futures contracts and related options.

  It is proposed that shareholders approve replacing the current fundamental Restrictions with the following fundamental Restriction concerning commodities:

     "The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act."

  The proposed amendment is intended to allow appropriate Funds to have the flexibility to invest in futures contracts and related options, including financial futures such as interest rate and stock index futures. Certain Funds currently have the ability to invest in financial futures. Under the proposed amendment, these types of securities may be used for hedging or for investment purposes and involve certain risks.

  Investment in futures contracts and related options may not be appropriate for all Funds. If the proposed amendment is approved, the Funds and their investment advisers will determine the appropriateness of investment in futures contracts (including financial futures) and related options on a Fund-by-Fund basis.

  While the proposed change will have no material impact on the operation of the Funds, adoption of the proposed fundamental Restriction will advance the goals of standardization.

PROPOSAL 3H: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
LENDING

  The Funds' current fundamental Restrictions concerning lending state generally that a Fund shall not lend its portfolio securities except under certain percentage and other limitations. In general, it is the Funds' current policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, a Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Fund to vote the securities. To comply with previous (but as a result of federal legislation passed last year, now superseded) requirements of certain state securities administrators, such loans were not to exceed one-third of the Fund's net assets taken at market value.

  It is proposed that shareholders approve the replacement of the foregoing fundamental Restriction with the following amended fundamental Restriction concerning lending:

     "The Fund may not make loans to other persons, except that the Fund may lends its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan."

  The proposal is not expected to materially affect the operation of the Funds. However, the proposed Restriction would clarify the Funds' ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the Fund, or there may be a requirement that the Fund supply additional cash to a borrower on demand.

  The adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

PROPOSAL 3I: RECLASSIFICATION AS NONFUNDAMENTAL OF ALL CURRENT FUNDAMENTAL
             RESTRICTIONS OTHER THAN THE FUNDAMENTAL RESTRICTIONS DESCRIBED IN THE FOREGOING PROPOSALS 3A THROUGH 3H.

  Like all mutual funds, when the Funds were established the Trustees adopted certain investment Restrictions that would govern the efforts of the Funds' investment advisers in seeking the Funds' respective investment objectives. Some of these Restrictions were designated as "fundamental" and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of the relevant Fund. Many of the Funds' investment restrictions were required to be classified as fundamental under the securities laws of various states. Since October 1996, such state securities laws and regulations regarding fundamental investment restrictions have been preempted by federal law and no longer apply.

  The Funds' fundamental Restrictions were established to reflect certain regulatory, business or industry conditions as they existed at the time a Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the Restrictions discussed in Proposals 3A through 3H above be classified as fundamental. As a result, this Proposal 3I proposes to reclassify as nonfundamental all current fundamental Restrictions of certain Funds other than the fundamental Restrictions discussed in the foregoing Proposals 3A through 3H.

  Nonfundamental Restrictions may be changed or eliminated by a Fund's Trustees at any time without approval of the Fund's shareholders. The current fundamental Restrictions proposed to be reclassified as nonfundamental are shown in Exhibit C by an "R", which stands for "To be Reclassified." You will find the page(s) in which your Fund's(s') Restrictions are described in the index at the beginning of Exhibit C.

  None of the proposed changes will alter any Fund's investment objective. Indeed, the Trustees believe that approval of the reclassification of fundamental Restrictions to nonfundamental Restrictions will enhance the ability of the Funds to achieve their respective investment objectives because the Funds will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

                   VOTING INFORMATION CONCERNING THE MEETING

  Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

  All shares of the Funds held by participants will be voted by the Participating Insurance Companies in accordance with voting instructions received from such participants. Proxies that reflect abstentions by persons entitled to vote will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote to approve any proposal requiring a vote based on the percentage of shares actually voted. The Participating Insurance Companies and the Plans are entitled to vote shares for which no proxy is received and will vote such shares in the same proportion as the votes cast by the participants on the proxy issues presented. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the appropriate Fund, 200 Berkeley Street, Boston, Massachusetts 02116. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, in the same proportion as the votes cast by participants on the proxy issues presented. FOR approval of the Plan and the Reorganization contemplated thereby described in Part I of this proxy statement and FOR the proposals described in Parts II and III of this proxy statement.

  Each full share outstanding as of the Record Date is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. The number of shares of each Fund outstanding as of the close of business on the Record Date is set forth in Exhibit D.

  Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of First Union National Bank, its affiliates or other representatives of the Funds (who will not be paid for their solicitation activities). Such representatives may call shareholders to ask if they would be willing to authorize them to execute a proxy on their behalf authorizing the voting of their shares in accordance with the instructions given over the telephone by the shareholders. In addition, shareholders may call Evergreen Service Company at 1-800-343-2898 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time in order to initiate the processing of their votes by telephone. Evergreen Service Company will utilize a telephone vote solicitation procedure designed to authenticate the shareholder's identity by asking the shareholder to provide his or her social security number (in the case of an individual) or taxpayer identification number (in the case of an entity). The shareholder's telephone instructions will be implemented in a proxy executed by Evergreen Service Company and a confirmation will be sent to the shareholder to ensure that the vote has been authorized in accordance with the shareholder's instructions. Although a shareholder's vote may be solicited and cast in this manner, each shareholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card. The Funds believe that this telephonic voting system complies with applicable law and have reviewed opinions of counsel to that effect.

  If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this proxy statement or attend in person. Any proxy given by you, whether in writing or by telephone, is revocable.

  In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

  No Fund is required or intends to hold annual or other periodic meetings of shareholders except as may be required by the 1940 Act. If the Reorganization is not approved by shareholders of a Fund, the next meeting of the shareholders of such Fund will be held at such time as the Board may determine or as may be legally required. If any change proposed in Part II of this proxy statement is not approved by shareholders of a Fund, the current restriction, limitation or policy will remain in place as to such Fund. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

                            ADDITIONAL INFORMATION

PAYMENT OF EXPENSES

  Each Fund will pay its proportionate share of expenses of the preparation, printing and mailing to its shareholders of the proxy, accompanying notice of meeting and this proxy statement and any supplementary solicitation of its shareholders.

BENEFICIAL OWNERSHIP

  Exhibit E contains information about the beneficial ownership by shareholders of five percent or more of each Fund's outstanding Shares, as of the Record Date. On that date, the existing Trustees and officers of the Funds, together as a group, "beneficially owned" less than one percent of each Fund's outstanding Shares.

  The term "beneficial ownership" is as defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based on statements furnished to each Fund by the existing Trustees, officers of such Fund, and/or on records of Evergreen Service Company.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

  Each of the Funds will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report, if any) to a shareholder of the Fund upon request. Any such request should be directed to Evergreen Service Company at 200 Berkeley Street, Boston, Massachusetts 02116-5034 or (800) 343-2898.

                                OTHER BUSINESS

  The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

  THE TRUSTEES, INCLUDING THE TRUST'S INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF EACH PROPOSAL AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSALS.

February 25, 1998

                                   EXHIBIT A

          [FORM OF AGREEMENT AND PLAN OF CONVERSION AND TERMINATION]

  AGREEMENT AND PLAN OF CONVERSION AND TERMINATION dated as of       , 1998
(the "Agreement"), between Evergreen Variable Trust, a Massachusetts business trust having an office at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Original Fund") and Evergreen Variable Annuity Trust, a Delaware business trust having an office at 200 Berkeley Street, Boston, Massachusetts 02116.

  WHEREAS, the Board of Trustees of the Original Fund and the Board of Trustees of the Successor Trust have determined that it is in the best interests of the Original Fund and the Successor Trust, respectively, that the assets of the Original Fund be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable laws of the state of organization of the Original Fund and the State of Delaware; and

  WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended:

  NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

  1. PLAN OF EXCHANGE.

  (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein), the Original Fund shall assign, transfer and convey the assets of each of its series (collectively, the "Funds" and each individually, a "Fund"), including all securities and cash held by each Fund (subject to the liabilities of each such Fund) to a corresponding series of the Successor Trust (collectively, the "Successor Funds" and each individually, a "Successor Fund"), and each such Successor Fund shall acquire all of the assets of each corresponding Fund (subject to the liabilities of each such Fund) in exchange for full and fractional shares of beneficial interest of such Successor Fund, $.001 par value per share (the "Fund Shares"), to be issued by the Successor Trust, having, in the case of each Successor Fund, an aggregate net asset value equal to the value of the net assets of the corresponding Fund acquired. The value of the assets of each of the Funds and the net asset value per share of the Fund Shares of each of the Successor Funds shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of each Fund's assets set forth in the Successor Fund's organizational document and the then-current prospectus and statement of additional information for each Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Fund Shares, the Successor Trust shall credit the Fund Shares to the Original Fund's account on the share record books of the Successor Trust and shall deliver a confirmation thereof to the Original Fund. The Original Fund shall then deliver written instructions to the Successor Trust's transfer agent to establish accounts for the shareholders on the share record books relating to each of the Funds. With respect to any Fund that offers more than one class of shares as of the Exchange Date, the exchange transaction described above will involve the delivery of shares of classes relative to the corresponding class of each such class, respectively. Fund Shares of each such class shall have the same aggregate net asset value as the aggregate net asset value of the corresponding class of the Fund. Notwithstanding anything expressly or by implication set forth herein (but without limiting the rights of the governing Boards of the Original Fund and Successor Trust under Section 8 hereof), this Agreement, and the transactions contemplated herein, shall be deemed to apply to each Fund as to which the condition precedent set forth in
Section 6(a) hereof shall have been satisfied and its corresponding Successor Fund, and shall not apply to any Fund (or its corresponding Successor Fund) as to which such condition precedent shall not have been satisfied.

  (b) Delivery of the assets of each of the Funds to be transferred shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Successor Trust's custodian (the "Custodian"), for the account of the

Successor Trust and the Successor Funds, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Successor Trust and the Successor Funds free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Successor Trust and the Successor Funds. All assets delivered to the Custodian as provided herein shall be allocated by the Successor Trust to each Successor Fund corresponding to the Fund from which, or on the account of which, the assets were transferred.

  (c) The Original Fund will pay or cause to be paid to the Successor Trust any interest received on or after the Exchange Date with respect to assets transferred from any Fund to the corresponding Successor Fund hereunder and to the Successor Trust any distributions, rights or other assets received by the Original Fund after the Exchange Date as distributions on or with respect to the securities transferred from any Fund to the corresponding Successor Fund hereunder, and the Successor Trust shall allocate any such distributions, rights or other assets to the appropriate Successor Fund. All such assets shall be deemed included in assets transferred to the Funds on the Exchange Date and shall not be separately valued.

  (d) The Valuation Date shall be April 29, 1998, or such earlier or later date as may be mutually agreed upon by the parties.

  (e) As soon as practicable after the Exchange Date, the Original Fund shall distribute all of the Fund Shares of each of the Successor Funds received by it among the shareholders of each corresponding Fund in proportion to the number of shares each such shareholder holds in each such Fund and, upon the effecting of such a distribution on behalf of all of the Funds, the Original Fund will dissolve and terminate. After an Exchange Date, a Fund which has been the subject of the exchange transactions on such Exchange Date shall not conduct any business except in connection with its dissolution and termination.

  2. THE ORIGINAL FUND'S REPRESENTATIONS AND WARRANTIES. The Original Fund represents and warrants to and agrees with the Successor Trust as follows:

  (a) The Original Fund is duly organized, validly existing and in good standing under the laws of the state of its organization and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

  (b) The Original Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

  (c) Except as shown on the audited financial statements of each Original Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Original Fund's and each Fund's business since then, neither the Original Fund nor any Fund has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Original Fund or any Fund.

  (d) On the Exchange Date, the Original Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

  3. THE SUCCESSOR TRUST'S REPRESENTATIONS AND WARRANTIES. The Successor Trust represents and warrants to and agrees with the Original Fund as follows:

  (a) The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business as it is now being conducted and to carry out this Agreement.

  (b) The Successor Trust is registered or will register as an open-end management investment company and adopt the Registration Statement of the Original Fund, for purposes of the Securities Act of 1933, as amended, (the "1933 Act") and the 1940 Act.

  (c) Neither the Successor Trust nor any Successor Fund has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Successor Trust or any Successor Fund.

  (d) At the Exchange Date, the Fund Shares to be issued to the Original Fund (the only Fund Shares to be issued as of the Exchange Date, except for the initial capital, if any, of the Successor Trust) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Successor Trust. No Successor Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

  4. THE SUCCESSOR TRUST'S CONDITIONS PRECEDENT. The obligations of the Successor Trust hereunder shall be subject to the following conditions:

  (a) The Original Fund shall have furnished to the Successor Trust a statement of the Original Fund's assets, including a list of securities owned by the Original Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Valuation Date.

  (b) As of the Exchange Date, all representations and warranties of the Original Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Original Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

  (c) For each Fund, a vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

  5. THE ORIGINAL FUND'S CONDITIONS PRECEDENT. The obligations of the Original Fund hereunder shall be subject to the condition that as of the Exchange Date all representations and warranties of the Successor Trust made in the Agreement shall be true and correct as if made at and as of such date, and that the Successor Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

  6. THE SUCCESSOR TRUST'S AND THE ORIGINAL FUND'S CONDITIONS PRECEDENT. The obligations of both the Successor Trust and the Original Fund hereunder as to any particular Fund and its corresponding Successor Fund shall be subject to the following conditions:

  (a) This Agreement and the transactions contemplated hereby shall have been approved by the vote required by applicable law.

  (b) The receipt of such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") or state securities commissions, as may be necessary to permit the parties to carry out the transaction contemplated by this Agreement shall have been received.

  (c) The Successor Trust's adoption of the Registration Statement on Form N-1A under the 1933 Act and the 1940 Act shall have become effective, and any post-effective amendments to such Registration Statement as are determined by the Trustees to be necessary and appropriate, shall have been filed with the Commission and shall have become effective.

  (d) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization transactions contemplated hereby under Section 25(c) of the 1940 Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

  Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Original Fund.

  7. INDEMNIFICATION. The Successor Trust hereby agrees with the Original Fund and each Trustee or Director of the Original Fund: (i) to indemnify each Trustee or Director of the Original Fund against all liabilities and expenses referred to in the indemnification provisions of the Original Fund's organizational documents, to the extent provided therein, incurred by any Trustee or Director of the Original Fund; and (ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee or Director of the Original Fund against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Original Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Original Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.

  8. TERMINATION OF AGREEMENT. As to any Fund and its corresponding Successor Fund, this Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Original Fund or the Board of the Successor Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Original Fund or the Board of the Successor Trust, make proceeding with this Agreement inadvisable. In making any such determination as to any Fund and its corresponding Successor Fund, the respective Boards may consider, among other factors, whether approval has been rendered by shareholders of all (or only some) of the Funds.

  As to any Fund and its corresponding Successor Fund, if this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Successor Trust or the Trustees, officers or shareholders of the Original Fund, in respect of this Agreement.

  9. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of the Original Fund, and any of the conditions set forth in Section 5 may be waived by the Board of the Successor Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Original Fund or the shareholders of the Successor Trust, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of the Original Fund and Successor Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders.

  10. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

  11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of Delaware, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Original Fund, shall be governed and construed in accordance with the laws of the state of organization of the Original Fund without giving effect to principles of conflict of laws.

  12. CAPACITY OF TRUSTEES, ETC. With respect to the Original Fund, if organized as a trust, the names refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in the Original Fund's state of organization, which is hereby referred to and is also on file at the principal office of the Original Fund. The obligations of the Original Fund entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Original Fund personally, but bind only the trust property, and all persons dealing with any Fund of the Original Fund must look solely to the trust property belonging to such Fund for the enforcement of any claims against the Original Fund.

  13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

  IN WITNESS WHEREOF, the Original Fund and the Successor Trust have caused this Agreement and Plan of Conversion and Termination to be executed as of the date above first written.

                                            [Original Fund]

ATTEST: _____________________________     By: _________________________________
                                            Title:

                                            [Successor Trust]

ATTEST: _____________________________     By: _________________________________
                                            Title:

                                   EXHIBIT B

                PROPOSED STANDARDIZED FUNDAMENTAL RESTRICTIONS

1.DIVERSIFICATION OF INVESTMENTS

  The Fund may not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

2. CONCENTRATION OF A FUND'S ASSETS IN A PARTICULAR INDUSTRY

  The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.ISSUANCE OF SENIOR SECURITIES

  Except as permitted under the Investment Company Act of 1940, the Fund may not issue senior securities.

4.BORROWING

  The Fund may not borrow money, except to the extent permitted by applicable law.

5.UNDERWRITING

  The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

6.INVESTMENT IN REAL ESTATE

  The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.COMMODITIES

  The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.LENDING

  The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

                                   EXHIBIT C

                                     INDEX
                                EVERGREEN FUNDS

                                                                         PAGE C-
                                                                         -------
  Evergreen VA Fund.....................................................     2
  Evergreen VA Aggressive Growth Fund...................................     4
  Evergreen VA Growth and Income Fund...................................     6
  Evergreen VA Foundation Fund..........................................     8
  Evergreen VA Global Leaders Fund......................................    10
  Evergreen VA Strategic Income Fund....................................    12

                               EVERGREEN VA FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    EVERGREEN VA FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its net
      (S)                      assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities except that up to 25% of
                               the value of a Fund's total assets may be
                               invested without regard to such 5% limitation.
                               The Fund may not purchase more than 10% of the
                               voting securities of any one issuer other than
                               the U.S. government and its agencies or
                               instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total
      (S)                      assets in the securities of issuers conducting
                               their principal business activities in any one
                               industry; provided, that this limitation shall
                               not apply with respect to the Fund, to
                               obligations issued or guaranteed by the U.S.
                               government or its agencies or instrumentalities
                               or municipal securities. For purposes of this
                               restriction, utility companies, gas, electric,
                               water and telephone companies will be considered
                               separate industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           See "Borrowing"
      SECURITIES
      (S)
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money, issue senior
      REVERSE REPURCHASE       securities or enter into reverse repurchase
      AGREEMENTS)              agreements, except for temporary or emergency
      (S)                      purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing; or mortgage, pledge or hypothecate
                               any assets except in connection with any such
                               borrowing and in amounts not in excess of the
                               lesser of the dollar amounts borrowed or 10% of
                               the value of the Fund's total assets at the time
                               of such borrowing. The Fund will not enter into
                               reverse repurchase agreements exceeding 5% of
                               the value of its total assets.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as it may be deemed an
      (S)                      underwriter under the Securities Act of 1933 in
                               connection with the sale of securities in
                               accordance with its investment objectives,
                               policies and limitations.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate, except
                               that the Fund may purchase, sell or invest in
                               marketable securities of companies holding real
                               estate or interests in real estate, including
                               real estate investment trusts.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities or commodity contracts.

      TOPIC                    EVERGREEN VA FUND
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its portfolio securities,
      (S)                      unless the borrower is a broker, dealer or
                               financial institution that pledges and maintains
                               collateral with the Fund consisting of cash or
                               securities issued or guaranteed by the U.S.
                               government having a value at all times not less
                               than 100% of the current market value of the
                               loaned securities, including accrued interest,
                               provided that the aggregate amount of such loans
                               shall not exceed 30% of the Fund's total assets.
                               The Fund may not lend its funds to other
                               persons, except through the purchase of a
                               portion of an issue of debt securities publicly
                               distributed or the entering into of repurchase
                               agreements.
-------------------------------------------------------------------------------
  9.  CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------
  10. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by the Fund
                               of initial or variation margin in connection
                               with financial futures contracts or related
                               options transactions or forward transactions is
                               not considered the purchase of a security on
                               margin.

                               EVERGREEN VA FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS


  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    VA AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its total
      (S)                      assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities, except that up to 25% of
                               the value of the Fund's total assets may be
                               invested without regard to such 5% limitation.
                               The Fund may not purchase more than 10% of the
                               voting securities of any one issuer other than
                               the U.S. government and its agencies or
                               instrumentalities.
--------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total
      (S)                      assets in the securities of issuers conducting
                               their principal business activities in any one
                               industry; provided, that this limitation shall
                               not apply with respect to the Fund, to
                               obligations issued or guaranteed by the U.S.
                               government or its agencies or instrumentalities,
                               or municipal securities. For purposes of this
                               restriction, utility companies, gas, electric,
                               water and telephone companies will be considered
                               separate industries.
--------------------------------------------------------------------------------
  3.  ISSUING SENIOR           N/A
      SECURITIES
      (S)
--------------------------------------------------------------------------------
  4.  BORROWING (REVERSE       The Fund may not borrow money, including entering
      REPURCHASE AGREEMENTS)   into reverse repurchase agreements, except from
      (S)                      banks for temporary or emergency purposes,
                               provided that immediately after any such
                               borrowing there is asset coverage of at least
                               300% for all such borrowings and the Fund may
                               enter into reverse repurchase agreements.
--------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as it may be deemed an
      (S)                      underwriter under the Securities Act of 1933 in
                               connection with the sale of securities in
                               accordance with its investment objectives,
                               policies and limitations.
--------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in real
      (S)                      estate or interests in real estate, except that
                               the Fund may purchase, sell or invest in
                               marketable securities of companies holding real
                               estate or interests in real estate, including
                               real estate investment trusts.
--------------------------------------------------------------------------------

      TOPIC                    VA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities or commodity contracts except that
                               the Fund may purchase and sell currency futures
                               contracts, enter into forward foreign currency
                               contracts and enter into financial futures
                               contracts and options thereon for hedging
                               purposes and enter into forward contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its portfolio securities,
      (S)                      unless the borrower is a broker, dealer or
                               financial institution that pledges and maintains
                               collateral with the Fund consisting of cash or
                               securities issued or guaranteed by the U.S.
                               government having a value at all times not less
                               than 100% of the current market value of the
                               loaned securities, including accrued interest,
                               provided that the aggregate amount of such loans
                               shall not exceed 30% of the Fund's total assets.
                               The Fund may not lend its funds to other
                               persons, except through the purchase of a
                               portion of an issue of debt securities publicly
                               distributed or the entering into of repurchase
                               agreements.
-------------------------------------------------------------------------------
  9.  CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.

                               EVERGREEN VA FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS


  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                     VA GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION           The Fund may invest more than 5% of its net
      (S)                       assets, at the time of the investment in
                                question, in the securities of any one issuer
                                other than the U.S. government and its agencies
                                or instrumentalities except that up to 25% of
                                the value of a Fund's total assets may be
                                invested without regard to such 5% limitation.
                                The Fund may not purchase more than 10% of the
                                voting securities of any one issuer other than
                                the U.S. government and its agencies or
                                instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION             The Fund may not invest 25% or more of its
      (S)                       total assets in the securities of issuers
                                conducting their principal business activities
                                in any one industry; provided that this
                                limitation shall not apply to obligations
                                issued or guaranteed by the U.S. government or
                                its agencies or instrumentalities or municipal
                                securities. For purposes of this restriction,
                                utility companies, gas, electric, water and
                                telephone companies will be considered separate
                                industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR SECURITIES See "Borrowing".
      (S)
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING      The Fund may not borrow money, issue senior
      REVERSE REPURCHASE        securities or enter into reverse repurchase
      AGREEMENTS)               agreements, except for temporary or emergency
      (S)                       purposes, and not for leveraging and then in
                                amounts not in excess of 10% of the value of
                                the Fund's total assets except in connection
                                with any such borrowing and in amounts not in
                                excess of the lesser of the dollar amounts
                                borrowed or 10% of the value of the Fund's
                                total assets at the time of borrowing. The Fund
                                will not enter into reverse repurchase
                                agreements exceeding 5% of the value of its
                                total assets.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES   The Fund will not underwrite any issue of
      OF OTHER ISSUERS          securities except as it may be deemed an
      (S)                       underwriter under the Securities Act of 1933 in
                                connection with the sale of securities in
                                accordance with its investment objective,
                                policies and limitations.
-------------------------------------------------------------------------------
  6.  REAL ESTATE               The Fund may not purchase, sell or invest in
      (S)                       real estate or interests in real estate, except
                                that the Fund may purchase, sell or invest in
                                marketable securities of companies holding real
                                estate or interests in real estate, including
                                real estate investment trusts.
-------------------------------------------------------------------------------
  7.  COMMODITIES               The Fund may not purchase, sell or invest in
      (S)                       commodities or commodity contracts.
-------------------------------------------------------------------------------

      TOPIC                    VA GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its portfolio securities,
      (S)                      unless the borrower is a broker, dealer or
                               financial institution that pledges and maintains
                               collateral with the Fund consisting of cash or
                               securities issued or guaranteed by the U.S.
                               government having a value at all times not less
                               than 100% of the current market value of the
                               loaned securities, including accrued interest
                               provided that the aggregate amount of such loans
                               shall not exceed 30% of the Fund's total assets.
                               The Fund may not lend its funds to other
                               persons, except through the purchase of a
                               portion of an issue of debt securities publicly
                               distributed or the entering into of repurchase
                               agreements.
-------------------------------------------------------------------------------
  9.  CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------
  10. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by of Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions or forward transactions is not
                               considered the purchase of a security on margin.
-------------------------------------------------------------------------------

                               EVERGREEN VA FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS


  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    VA FOUNDATION FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its net
      (S)                      assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities, except that up to 25% of
                               the value of the Fund's total assets may be
                               invested without regard to such 5% limitation.
                               The Fund may not purchase more than 10% of the
                               voting securities of any one issuer other than
                               the U.S. government and its agencies or
                               instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total
      (S)                      assets in the securities of issuers conducting
                               their principal business activities in any one
                               industry; provided, that this limitation shall
                               not apply to obligations issued or guaranteed by
                               the U.S. government or its agencies or
                               instrumentalities or municipal securities. For
                               purposes of this restriction, utility companies,
                               gas, electric, water and telephone companies
                               will be considered separate industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           See "Borrowing".
      SECURITIES
      (S)
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money, issue senior
      REVERSE REPURCHASE       securities or enter into reverse repurchase
      AGREEMENTS)              agreements, except for temporary or emergency
      (S)                      purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing; or mortgage, pledge or hypothecate
                               any assets except in connection with any such
                               borrowing. The Fund will not enter into reverse
                               repurchase agreements exceeding 5% of the value
                               of its total assets.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as it may be deemed an
      (S)                      underwriter under the Securities Act of 1933 in
                               connection with the sale of securities in
                               accordance with its investment objectives,
                               policies and limitations.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate, except
                               that the Fund may purchase, sell or invest in
                               marketable securities of companies holding real
                               estate or interests in real estate, including
                               real estate investment trusts.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities or commodity contracts.
-------------------------------------------------------------------------------

      TOPIC                    VA FOUNDATION FUND
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its portfolio securities,
      (S)                      unless the borrower is a broker, dealer or
                               financial institution that pledges and maintains
                               collateral with the Fund consisting of cash or
                               securities issued or guaranteed by the U.S.
                               government having a value at all times not less
                               than 100% of the current market value of the
                               loaned securities, including accrued interest,
                               provided that the aggregate amount of such loans
                               shall not exceed 30% of the Fund's total assets.
                               The Fund may not lend its funds to other
                               persons, except through the purchase of a
                               portion of an issue of debt securities publicly
                               distributed or the entering into of repurchase
                               agreements.
-------------------------------------------------------------------------------
  9.  CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------
  10. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that each Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions or forward transactions is not
                               considered the purchase of a security on margin.
-------------------------------------------------------------------------------

                               EVERGREEN VA FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS


  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    VA GLOBAL LEADERS FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities, except that up to 25% of
                               the value of the Fund's total assets may be
                               invested without regard to such 5% limitation.
                               The Fund may not purchase more than 10% of the
                               voting securities of any one issuer other than
                               the U.S. government and its agencies or
                               instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total
      (S)                      assets in the securities of issuers conducting
                               their principal business activities in any one
                               industry; provided, that this limitation shall
                               not apply with respect to the Fund, to
                               obligations issued or guaranteed by the U.S.
                               government or its agencies or instrumentalities,
                               or municipal securities. For purposes of this
                               restriction, utility companies, gas, electric,
                               water and telephone companies will be considered
                               separate industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           See "Borrowing."
      SECURITIES
      (S)
-------------------------------------------------------------------------------
  4.  BORROWING (REPURCHASE    The Fund may not borrow money, issue senior
      AGREEMENTS)              securities or enter into reverse repurchase
      (S)                      agreements, except for temporary or emergency
                               purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing; or mortgage, pledge or hypothecate
                               any assets except in connection with any such
                               borrowing and in amounts not in excess of the
                               lesser of the dollar amounts borrowed or 10% of
                               the value of the Fund's total assets at the time
                               of such borrowing. The Fund will not enter into
                               reverse repurchase agreements exceeding 5% of
                               the value of its total assets.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as it may be deemed an
      (S)                      underwriter under the Securities Act of 1933 in
                               connection with the sale of securities in
                               accordance with its investment objectives,
                               policies and limitations.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate, except
                               that the Fund may purchase, sell or invest in
                               marketable securities of companies holding real
                               estate or interests in real estate including
                               real estate investment trusts.

      TOPIC                    VA GLOBAL LEADERS FUND
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities or commodity contracts except that
                               the Fund may purchase and sell currency futures
                               contracts, enter into forward foreign currency
                               contracts and enter into financial futures
                               contracts and options thereon for hedging
                               purposes and enter into forward contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its portfolio securities,
      (S)                      unless the borrower is a broker, dealer or
                               financial institution that pledges and maintains
                               collateral with the Fund consisting of cash or
                               securities issued or guaranteed by the U.S.
                               government having a value at all times not less
                               than 100% of the current market value of the
                               loaned securities, including accrued interest,
                               provided that the aggregate amount of such loans
                               shall not exceed 30% of the Fund's total assets.
                               The Fund may not lend its funds to other
                               persons, except through the purchase of a
                               portion of an issue of debt securities publicly
                               distributed or the entering into of repurchase
                               agreements.
-------------------------------------------------------------------------------
  9.  CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------

                               EVERGREEN VA FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS


  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    VA STRATEGIC INCOME FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities, except that up to 25% of
                               the value of the Fund's total assets may be
                               invested without regard to such 5% limitation.
                               The Fund may not purchase more than 10% of the
                               voting securities of any one issuer other than
                               the U.S. government and its agencies or
                               instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total
      (S)                      assets in the securities of issuers conducting
                               their principal business activities in any one
                               industry; provided, that this limitation shall
                               not apply with respect to the Fund, to
                               obligations issued or guaranteed by the U.S.
                               government or its agencies or instrumentalities,
                               or municipal securities. For purposes of this
                               restriction, utility companies, gas, electric,
                               water and telephone companies will be considered
                               separate industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           N/A
      SECURITIES
      (S)
-------------------------------------------------------------------------------
  4.  BORROWING                The Fund may not borrow money, including
      (REVERSE REPURCHASE      entering into reverse repurchase agreements,
      AGREEMENTS)              except from banks for temporary or emergency
      (S)                      purposes, provided that immediately after any
                               such borrowing there is asset coverage of at
                               least 300% for all such borrowings and the Fund
                               may enter into reverse repurchase agreements.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as it may be deemed an
      (S)                      underwriter under the Securities Act of 1933 in
                               connection with the sale of securities in
                               accordance with its investment objectives,
                               policies and limitations.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate, except
                               that the Fund may purchase, sell or invest in
                               marketable securities of companies holding real
                               estate or interests in real estate, including
                               real estate investment trusts.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities or commodity contracts except that
                               the Fund may purchase and sell currency futures
                               contracts, enter into forward foreign currency
                               contracts and enter into financial futures
                               contracts and options thereon for hedging
                               purposes and enter into forward contracts.

      TOPIC                    VA STRATEGIC INCOME FUND
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its portfolio securities,
      (S)                      unless the borrower is a broker, dealer or
                               financial institution that pledges and maintains
                               collateral with the Fund consisting of cash or
                               securities issued or guaranteed by the U.S.
                               government having a value at all times not less
                               than 100% of the current market value of the
                               loaned securities, including accrued interest,
                               provided that the aggregate amount of such loans
                               shall not exceed 30% of the Fund's total assets.
                               The Fund may not lend its funds to other
                               persons, except through the purchase of a
                               portion of an issue of debt securities publicly
                               distributed or the entering into of repurchase
                               agreements.
-------------------------------------------------------------------------------
  9.  CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.

                                   EXHIBIT D

                    NUMBER OF SHARES OF EACH FUND (OR CLASS)
                   OUTSTANDING AS OF THE CLOSE OF BUSINESS ON
                               FEBRUARY 27, 1998

 Evergreen VA Fund......................................................
 Evergreen VA Aggressive Growth Fund....................................
 Evergreen VA Growth and Income Fund....................................
 Evergreen VA Foundation Fund...........................................
 Evergreen VA Global Leaders Fund.......................................
 Evergreen VA Strategic Income Fund.....................................

                                   EXHIBIT E

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

                                EVERGREEN FUNDS

                                                                         PAGE E-
                                                                         -------
 Evergreen VA Fund.....................................................
 Evergreen VA Aggressive Growth Fund...................................
 Evergreen VA Growth and Income Fund...................................
 Evergreen VA Foundation Fund..........................................
 Evergreen VA Global Leaders Fund......................................
 Evergreen VA Strategic Income Fund....................................

                      [LOGO OF EVERGREEN FUNDS APPEARS HERE]

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.









                  PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!


                 Please detach at perforation before mailing.
----------        ----------        ----------       ----------       ----------
PROXY                                                                      PROXY

           JOINT SPECIAL MEETING OF SHAREHOLDERS - April 22, 1998
The undersigned hereby appoints Dorothy E. Bourassa and Douglas C. Miller and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Joint Special Meeting of Shareholders of the Fund to be held at 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on April 22, 1998, at 3:00 p.m. and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY. IF JOINT OWNERS,
                                        EITHER MAY SIGN THIS PROXY. WHEN SIGNING
                                        AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                        TRUSTEE, GUARDIAN, OR CORPORATE OFFICER,
                                        PLEASE GIVE YOUR FULL TITLE.

                                        DATE_______________________________,1998


                                        ________________________________________
                                        ________________________________________
                                        ________________________________________
                                        ________________________________________
                                        SIGNATURE(S) TITLE(S), IF APPLICABLE


                                                                              EV

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.









                  PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!


                 Please detach at perforation before mailing.
----------        ----------        ----------       ----------       ----------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE:


                                                         FOR   AGAINST   ABSTAIN
1. To approve the proposed Plan of Reorganization        [_]     [_]       [_]
   with the Successor Fund of the Successor Trust.

2. To approve the proposed change of the investment      [_]     [_]       [_]
   objective of each Fund from fundamental to nonfundamental.

3. To approve the proposed changes to the Fund's
   fundamental investment restrictions.
        To vote against the proposed changes to one
        or more of the specific fundamental
   [_]  investment restrictions, but to approve the      [_]     [_]       [_]
        others, fill in the box at the left AND
        indicate the number(s) of the fundamental investment restriction(s) you do not want to change on this line:

        _____________________________________________
4. To transact any other business that may properly      [_]     [_]       [_]
   come before the meeting or any adjournment thereof.
                                                                              EV